UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share	STT.PRD	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share	STT.PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Common Stock Offering

On September 9, 2021, State Street Corporation, a Massachusetts corporation (“State Street”), entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and BofA Securities, Inc. (the “Underwriters”), pursuant to which State Street agreed to issue and sell 21,724,217 shares of its common stock, par value $1.00 per share (the “Shares”), to the Underwriters in a public offering. The offering is being made pursuant to a registration statement on Form S-3 (File No. 333-238861) and a related base prospectus, preliminary prospectus supplement and prospectus supplement (collectively, the “Prospectus”), each as filed with the Securities and Exchange Commission. The public offering price of the Shares is $87.60 per share, and the Underwriters have agreed to purchase the Shares from State Street at a price of $87.46 per share. State Street expects to receive net proceeds from the sale of the Shares, after deducting estimated expenses and underwriting discounts, of approximately $1.9 billion. The closing of the public offering is expected to take place on September 14, 2021, subject to customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to State Street, has issued an opinion to State Street, dated September 13, 2021, regarding the legality of the Shares to be issued and sold in the offering upon issuance and sale thereof. A copy of the opinion as to legality is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Prospectus by reference.

Risk Factors

State Street is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) with the following risk factors. These risk factors should be read in conjunction with the risk factors included in the Form 10-K.

Consummation of our planned acquisition of Brown Brother Harriman & Co.’s (“BBH”) Investor Services business is subject to the satisfaction or closing conditions and regulatory approvals, the failure of which may prevent or delay the consummation of the acquisition.

On September 7, 2021, we announced that we had entered into a definitive agreement with BBH to acquire BBH’s Investor Services business, including its custody, accounting, fund administration, global markets and technology services for $3.5 billion in cash, subject to customary adjustments. The transaction is targeted to be completed by the end of 2021, subject to the receipt of regulatory approvals and the satisfaction or waiver of other closing conditions. We cannot provide any assurance that all necessary regulatory approvals will be obtained nor the timing of such regulatory approvals, nor can we provide any assurance that all of the other closing conditions will be satisfied or waived. The failure to obtain necessary regulatory approvals or the failure to satisfy some or all of the other required conditions could delay the completion of the acquisition for a significant period of time or prevent it from occurring.

Even if we successfully consummate our planned acquisition of BBH’s Investor Services business, we may fail to realize some or all of the anticipated benefits of the transaction or the benefits may take longer to realize than expected.

Our ability to realize the anticipated benefits of the planned acquisition will depend, to a large extent, on our ability to integrate the BBH Investor Services business into our business and realize anticipated growth opportunities and cost synergies. The integration of the BBH Investor Services business into our business will be a complex, costly and time-consuming process, and our management may face significant challenges in implementing that integration, including, without limitation, challenges related to:

•

retaining the business and revenue from the BBH Investor Services business’s current clients, many of which have the right to consent to transfer their business to State Street or to transition their business on short notice;

•

integrating the BBH Investor Services business’s software solutions, including its Infomediary® communication platform, with our existing products and services and cross-selling our comprehensive suite of products and services, including State Street Alpha®, to clients of the BBH Investor Services business;

•	achieving the anticipated cost and revenue synergies from the combination of the BBH Investor Services business with State Street;

•

managing systems, operational and business complexities and costs associated with combining two different global securities servicing platforms, including maintaining service consistency, information security, business continuity and compliance, and controlling operational risks associated with large-scale technology conversions; and

•

transitioning the BBH Investor Services business’s senior management team of investment service partners into roles within our larger company and retaining other key employees of the BBH Investor Services business.

Any delay or failure in achieving any of the foregoing could materially adversely impact the expected benefits of the acquisition.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2021, between State Street Corporation, Goldman Sachs & Co. LLC and BofA Securities, Inc.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated September 13, 2021.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ Elizabeth M. Schaefer
Name:	Elizabeth M. Schaefer
Title:	Senior Vice President, Deputy Controller

Date: September 13, 2021